UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
September 28, 2016

Independent Bank Group, Inc.
(Exact Name of Registrant as Specified in Charter)

Texas	001-35854	13-4219346
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Redbud Boulevard, Suite 400
McKinney, TX 75069-3257
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code:
(972) 562-9004

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On September 28, 2016, Torry Berntsen submitted his resignation as President and a Director of Independent Bank Group, Inc. (“IBG”) and as a Director of Independent Bank, IBG’s wholly owned subsidiary bank. The Board of Directors of IBG accepted his resignation on October 3, 2016. The resignations become effective on October 5, 2016.
On October 3, 2016, the Board of Directors of IBG appointed David R. Brooks, IBG’s Chairman and CEO, as President of IBG. The IBG Board of Directors also appointed current IBG director G. Stacy Smith as a member of the Strategic Planning Committee to fill the vacancy on the committee created by Mr. Berntsen’s resignation.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: October 3, 2016
INDEPENDENT BANK GROUP, INC.
(Registrant)

By:	/s/ David R. Brooks
Name:	David R. Brooks
Title:	Chairman of the Board and Chief Executive Officer